Exhibit 10.2

AMENDMENT NO. 1 TO COMMITMENT AGREEMENT

As of June 29, 2004

To the Subscribers under the

Commitment Agreement referred to below

Ladies and Gentlemen:

Reference is made to the Commitment Agreement, dated as of February 23, 2004, entered into by and among Oglebay Norton Company and the other parties (the “Subscribers”) signatory thereto (the “Agreement”). Defined terms used but not otherwise defined herein shall have the meaning ascribed to them in the Agreement. The Company has agreed to amend the Agreement (1) to provide for the sale of an additional $5 million of Preferred Shares to those Subscribers having a Standby Commitment, (2) to change the date on which the non-completion of the Restructuring Transaction will become a Termination Event from August 31, 2004 to October 15, 2004, (3) to change the date prior to which the Registration Statement shall be declared effective from August 23, 2004 to September 23, 2004, (4) to reflect the fact that the filing of the Registration Statement does not require the Bankruptcy Court’s prior authorization, (5) to reflect the fact that the shares of Common Stock to be issued to the holders of the Subordinated Notes may be included in the Registration Statement, (6) to reflect the fact that no stockholders agreement shall be entered into among the Subscribers and the Company and that a registration rights agreement may be entered into among the Company and the Subscribers under certain conditions set forth herein, and (7) to amend the provision that releases from its rights and obligations under the Agreement any Subscriber that does not consent to the amendment of the Agreement. The total of $85 million of Preferred Shares will represent approximately 74.4% of the equity of reorganized Oglebay before dilution for the Management Options and the Warrants.

Upon receipt of the Requisite Subscribers’ consent as described herein, the Agreement shall be amended as follows:

1. Paragraph (D) of the Preliminary Statements of the Agreement shall be amended by adding thereto the following:

“In addition, the Company will issue and sell to those holders of Subordinated Notes having a Standby Commitment (as defined herein) and the Third Party Investors, and those holders of Subordinated Notes and Third Party Investors shall purchase, additional Preferred Shares for an aggregate purchase price of $5 million.”

As of June 29, 2004

2. The following sentence is added as the penultimate sentence of Section 1(a) of the Agreement:

“In addition to the Preferred Shares having an aggregate purchase price of $80 million that are subject to the Offering and notwithstanding the provisions of Exhibit A to this Agreement, each Noteholder having a Standby Commitment and each Third Party Investor agrees to purchase, and the Company agrees to issue and sell to such Noteholders and Third Party Investors, a pro rata portion of that number of Preferred Shares having an aggregate purchase price of $5 million, such pro rata portions to be based upon such Subscribers’ respective Standby Commitment Amounts.”

3. The references to “$80 million” in Section 1(b) of the Agreement and under “Offering of New Convertible Preferred Stock” in Exhibit A of the Agreement shall be deleted and replaced by “$85 million.”

4. The reference to “August 23, 2004” in Section 2 of the Agreement shall be deleted and replaced by “September 23, 2004.”

5. Sections 6(a)(xi) and (6(a)(xii) shall be deleted in their entirety and replaced by the following:

“(xi) the issuance of the shares of Common Stock to the holders of the Subordinated Notes in respect of the cancellation thereof in accordance with the Plan shall be exempt from the registration requirements of the Securities Act by virtue of Section 1145 of the Bankruptcy Code or shall be included in the Registration Statement; and

(xii) if requested by the Requisite Subscribers, the Company shall enter into customary registration rights agreement with any Subscribers or other persons who may be deemed to be underwriters providing demand and piggy-back registration rights, subject to customary restrictions, such agreement to be reasonably satisfactory in form and substance to the Requisite Subscribers.”

6. Section 6(b)(i) of the Agreement shall be deleted in its entirety and replaced by the following: “(i) [intentionally omitted].”

7. Section 7(a)(vii) of the Agreement shall be deleted in its entirety and replaced by the following:

“(vii) the Restructuring Transaction is not completed by October 15, 2004”

As of June 29, 2004

8. The second sentence of Section 8 of the Agreement shall be deleted in its entirety and replaced by the following:

“Notwithstanding the foregoing, no such amendment of this Agreement or any waiver or consent hereunder shall, unless in writing and signed by a Subscriber affected thereby, be effective as to such Subscriber to do any of the following: (i) increase or decrease the Commitment Amount or decrease the Commitment Fee of such Subscriber; (ii) decrease the percentage ownership specified under “Existing Senior Subordinated Notes” in Exhibit A to the Agreement; (iii) change the definition of “Required Subscribers”; or (iv) amend this Section 8 of the Agreement.”

9. In order to give effect to the increase from $80 million to $85 million the aggregate purchase price of the Preferred Shares to be purchased by the Subscribers in accordance with Section 1(a) of the Agreement, as amended hereby, the respective Commitment Amounts and Commitment Fees of those Subscribers listed on Schedule I attached hereto shall be increased to the respective Increased Commitment Amounts and Increased Commitment Fees set forth opposite the names of such Subscribers on Schedule I.

The delivery to the Company of this letter duly executed by you will evidence your agreement to the amendments to the Agreement set forth above. These amendments will become effective upon delivery to the Company of copies of this letter duly executed by the Requisite Subscribers. If the Company does not receive a copy of this letter duly executed by you, you will be deemed not to have consented to the proposed amendments set forth in this letter and will be released from all of your rights and obligations under the Agreement in accordance with Section 8.

The provisions of Section 14 of the Agreement relating to counterparts and facsimile signatures shall be applicable to this Amendment No. 1 to the Agreement.

As of June 29, 2004

Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

Very truly yours,

OGLEBAY NORTON COMPANY

By:	/s/ Julie Boland
Name:	Julie Boland
Title:	Vice President, Chief Financial Officer and Treasurer

NOTEHOLDERS:

SUBSCRIBERS

Airlie Opportunity Fund, L.P.

By:	/s/ Adam Goodfriend	Principal Amount of Subordinated Notes Beneficially Owned: $3,705,000 Commitment Amount: $7,870,326 Commitment Fee: $304,596
Name:	Adam Goodfriend
Title:	Managing Director
Address: c/o Airlie Opportunity Fund, L.P. 115 East Putnam Avenue Greenwich, CT 06830 Fax: (203) 661-0479

Airlie Opportunity Fund Cayman, LTD

By:	/s/ Adam Goodfriend	Principal Amount of Subordinated Notes Beneficially Owned: $1,045,000 Commitment Amount: $2,219,836 Commitment Fee: $85,912
Name:	Adam Goodfriend
Title:	Managing Director
Address: c/o Airlie Opportunity Fund Cayman, LTD 115 East Putnam Avenue Greenwich, CT 06830 Fax: (203) 661-0479

Robert T. Clutterbuck Trust

By:	/s/ Robert T. Clutterbuck	Principal Amount of Subordinated Notes Beneficially Owned: $655,000 Commitment Amount: $524,000 Commitment Fee: $10,480
Name:	Robert T. Clutterbuck
Title:	Trustee
Address: Kensington Oval Rocky River, OH 44116 Fax: (440) 356-5259

As of June 29, 2004

Thomas G. Berlin

/s/ Thomas G. Berlin		Principal Amount of Subordinated Notes Beneficially Owned: $7,120,000 Commitment Amount: $10,650,361 Commitment Fee: $361,638
Address: 23811 Chagrin Blvd. 275 Beachwood, OH 44122 Fax: (216) 514-3344

Stifel Nicolaus & Company, Incorporated

By:	/s/ Ronald J. Kruszewski	Principal Amount of Subordinated Notes Beneficially Owned: $655,000 Commitment Amount: $524,000 Commitment Fee: $10,480
Name:	Ronald J. Kruszewski
Title:	Chairman and Chief Executive Officer
Address: 501 N. Broadway St. Louis, MO 63102 Fax: (314) 342-2115

Christopher R. Siegel

By:	/s/ Christopher R. Siegel	Principal Amount of Subordinated Notes Beneficially Owned: $300,000 Commitment Amount: $792,399 Commitment Fee: $32,420
Address: c/o Ingalls & Snyder LLC 61 Broadway New York, NY 10006 Fax: (212) 269-4177

As of June 29, 2004

H. Sheppard Boone

By:	/s/ H. Sheppard Boone	Principal Amount of Subordinated Notes Beneficially Owned: $400,000 Commitment Amount: $871,859 Commitment Fee: $33,993
Address: c/o Ingalls & Snyder LLC 61 Broadway New York, NY 10006 Fax: (212) 269-4177

Neil Janovic

By:	/s/ Neil Janovic	Principal Amount of Subordinated Notes Beneficially Owned: $400,000 Commitment Amount: $320,000 Commitment Fee: $6,400
Address: c/o Ingalls & Snyder LLC 61 Broadway New York, NY 10006 Fax: (212) 269-4177

Adam Janovic

By:	/s/ Adam Janovic	Principal Amount of Subordinated Notes Beneficially Owned: $150,000 Commitment Amount: $120,000 Commitment Fee: $2,400
Address: c/o Ingalls & Snyder LLC 61 Broadway New York, NY 10006 Fax: (212) 269-4177

As of June 29, 2004

Thomas Boucher

By:	/s/ Thomas Boucher	Principal Amount of Subordinated Notes Beneficially Owned:
Address: c/o Ingalls & Snyder LLC 61 Broadway New York, NY 10006 Fax: (212) 269-4177		$10,000 Commitment Amount: $597,423 Commitment Fee: $29,631

Thomas DiTosto

By:	/s/ Thomas DiTosto	Principal Amount of Subordinated Notes Beneficially Owned: $320,000 Commitment Amount: $807,183 Commitment Fee: $32,679
Address: c/o Ingalls & Snyder LLC 61 Broadway New York, NY 10006 Fax: (212) 269-4177

Connecticut General Life Insurance

By:	/s/ Leon Meyers	Principal Amount of Subordinated Notes Beneficially Owned: $2,000,000 Commitment Amount: $1,600,000 Commitment Fee: $32,000
Name:	Leon Meyers
Title:	Senior Vice President
Address: c/o Ingalls & Snyder LLC 61 Broadway New York, NY 10006 Fax: (212) 269-4177

As of June 29, 2004

Evan Janovic

By:	/s/ Evan Janovic	Principal Amount of Subordinated Notes Beneficially Owned: $300,000 Commitment Amount: $240,000 Commitment Fee: $4,800
Address: c/o Ingalls & Snyder LLC 61 Broadway New York, NY 10006 Fax: (212) 269-4177

Robert Altman

By:	/s/ Ronald Altman	Principal Amount of Subordinated Notes Beneficially Owned: $500,000 Commitment Amount: $400,000 Commitment Fee: $8,000
Address: c/o Ingalls & Snyder LLC 61 Broadway New York, NY 10006 Fax: (212) 269-4177

John Dougherty

By:	/s/ John Dougherty	Principal Amount of Subordinated Notes Beneficially Owned: $1,000,000 Commitment Amount: $1,902,637 Commitment Fee: $71,132
Address: c/o Ingalls & Snyder LLC 61 Broadway New York, NY 10006 Fax: (212) 269-4177

As of June 29, 2004

Ramer 1990 Living Trust

By:	/s/ Lawrence Ramer	Principal Amount of Subordinated Notes Beneficially Owned: $200,000 Commitment Amount: $160,000 Commitment Fee: $3,000
Name:	Lawrence Ramer
Title:	Trustee
Address: c/o Ingalls & Snyder LLC 61 Broadway New York, NY 10006 Fax: (212) 269-4177

Ingalls & Snyder Value Part. L.C.

By:	/s/ Thomas Boucher	Principal Amount of Subordinated Notes Beneficially Owned: $8,700,000 Commitment Amount: $20,988,419 Commitment Fee: $840,621
Name:	Thomas Boucher
Title:	General Partner
Address: c/o Ingalls & Snyder LLC 61 Broadway New York, NY 10006 Fax: (212) 269-4177

Shannah Ferguson

By:	/s/ Shannah Ferguson	Principal Amount of Subordinated Notes Beneficially Owned: $620,000 Commitment Amount: $496,000 Commitment Fee: $9,920

Address: c/o Ingalls & Snyder LLC 61 Broadway New York, NY 10006 Fax: (212) 269-4177

As of June 29, 2004

Theresa M. Foote

By:	/s/ Theresa M. Foote	Principal Amount of Subordinated Notes Beneficially Owned: $400,000 Commitment Amount: $320,000 Commitment Fee: $6,400

Address: c/o Ingalls & Snyder LLC 61 Broadway New York, NY 10006 Fax: (212) 269-4177

Kenneth J. Foote IRA

By:	/s/ Kenneth J. Foote	Principal Amount of Subordinated Notes Beneficially Owned: $100,000 Commitment Amount: $80,000 Commitment Fee: $1,600
Name:	Kenneth J. Foote

Address: c/o Ingalls & Snyder LLC 61 Broadway New York, NY 10006 Fax: (212) 269-4177

William Robert Thomas Trust

By:	/s/ Shirley A. Foote	Principal Amount of Subordinated Notes Beneficially Owned: $150,000 Commitment Amount: $120,000 Commitment Fee: $2,400
Name:	Shirley A. Foote
Title:	Trustee
Address: c/o Ingalls & Snyder LLC 61 Broadway New York, NY 10006 Fax: (212) 269-4177

As of June 29, 2004

Abigail Foote Thomas Trust

By:	/s/ Shirley A. Foote	Principal Amount of Subordinated Notes Beneficially Owned: $200,000 Commitment Amount: $160,000 Commitment Fee: $3,200
Name:	Shirley A. Foote
Title:	Trustee
Address:
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Fax: (212) 269-4177

Lynn Foote

By:	/s/ Lynn Foote	Principal Amount of Subordinated Notes Beneficially Owned: $100,000 Commitment Amount: $544,836 Commitment Fee: $24,842

Address:
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Fax: (212) 269-4177

Steadfast LLC

By:	/s/ Steven M. Foote	Principal Amount of Subordinated Notes Beneficially Owned: $100,000 Commitment Amount: $80,000 Commitment Fee: $1,600
Name:	Steven M. Foote
Title:	Manager
Address:
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Fax: (212) 269-4177

As of June 29, 2004

Blythefield Farms LLC

By:	/s/ Kenneth J. Foote	Principal Amount of Subordinated Notes Beneficially Owned: $100,000 Commitment Amount: $80,000 Commitment Fee: $1,600
Name:	Kenneth J. Foote
Title:	Manager
Address:
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Fax: (212) 269-4177

Richard Groenendyke

By:	/s/ Richard Groenendyke	Principal Amount of Subordinated Notes Beneficially Owned: $120,000 Commitment Amount: $96,000 Commitment Fee: $1,920

Address:
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Fax: (212) 269-4177

Heritage Mark Foundation

By:	/s/ Kenneth J. Foote	Principal Amount of Subordinated Notes Beneficially Owned: $2,300,000 Commitment Amount: $1,840,000 Commitment Fee: $36,800
Name:	Kenneth J. Foote
Title:	Trustee
Address:
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Fax: (212) 269-4177

As of June 29, 2004

Bradford Shingleton Trust

By:	/s/ Brad Shingleton	Principal Amount of Subordinated Notes Beneficially Owned: $175,000 Commitment Amount: $140,000 Commitment Fee: $2,800
Name:	Brad Shingleton
Title:	Trustee
Address:
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Fax: (212) 269-4177

Elizabeth A. Shingleton Trust

By:	/s/ Shirley A. Foote	Principal Amount of Subordinated Notes Beneficially Owned: $100,000 Commitment Amount: $80,000 Commitment Fee: $1,600
Name:	Shirley A. Foote
Title:	Trustee
Address:
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Fax: (212) 269-4177

Jennifer C. Shingleton Trust

By:	/s/ Shirley A. Foote	Principal Amount of Subordinated Notes Beneficially Owned: $100,000 Commitment Amount: $80,000 Commitment Fee: $1,600
Name:	Shirley A. Foote
Title:	Trustee
Address:
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Fax: (212) 269-4177

As of June 29, 2004

Rebecca M. Shingleton Trust

By:	/s/ Shirley A. Foote	Principal Amount of Subordinated Notes Beneficially Owned: $75,000 Commitment Amount: $60,000 Commitment Fee: $1,200
Name:	Shirley A. Foote
Title:	Trustee
Address:
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Fax: (212) 269-4177

Brad Shingleton

By:	/s/ Brad Shingleton	Principal Amount of Subordinated Notes Beneficially Owned: $150,000 Commitment Amount: $120,000 Commitment Fee: $2,400

Address:
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Fax: (212) 269-4177

David Shuldiner

By:	/s/ David Shuldiner	Principal Amount of Subordinated Notes Beneficially Owned: $75,000 Commitment Amount: $60,000 Commitment Fee: $1,200

Address:
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Fax: (212) 269-4177

As of June 29, 2004

Kenneth P. Singleton

By:	/s/ Kenneth P. Singleton	Principal Amount of Subordinated Notes Beneficially Owned: $100,000 Commitment Amount: $80,000 Commitment Fee: $1,600

Address:
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Fax: (212) 269-4177

CFG Trust

By:	/s/ Cheryl F. Groenendyke	Principal Amount of Subordinated Notes Beneficially Owned: $250,000 Commitment Amount: $200,000 Commitment Fee: $4,000
Name:	Cheryl F. Groenendyke
Title:	Trustee
Address:
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Fax: (212) 269-4177

Martin L. Solomon

By:	/s/ Martin L. Solomon	Principal Amount of Subordinated Notes Beneficially Owned: $150,000 Commitment Amount: $1,094,264 Commitment Fee: $51,113

Address:
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Fax: (212) 269-4177

As of June 29, 2004

WCI Steel, Inc. Defined Pension Benefit Plan By: Banc One High Yield Partners, LLC

By:	/s/ James P. Shanahan, Jr.	Principal Amount of Subordinated Notes Beneficially Owned: $100,000 Commitment Amount $80,000 Commitment Fee: $1,600
Name:	James P. Shanahan, Jr.
Title:	Manager
Address:
c/o Banc One High Yield Partners, LLC
8044 Montgomery Rd.
Suite 555
Cincinnati, OH 45236
Fax: (513) 985-3217

Legacy Aggressive High Yield Fund By: Banc One High Yield Partners, LLC

By:	/s/ James P. Shanahan, Jr.	Principal Amount of Subordinated Notes Beneficially Owned: $150,000 Commitment Amount: $120,000 Commitment Fee: $2,400
Name:	James P. Shanahan, Jr.
Title:	Managing Director/General Counsel
Address:
c/o Banc One High Yield Partners, LLC
8044 Montgomery Rd.
Suite 555
Cincinnati, OH 45236
Fax: (513) 985-3217

Southern UTE Permanent Fund By: Banc One High Yield Partners, LLC

By:	/s/ James P. Shanahan, Jr.	Principal Amount of Subordinated Notes Beneficially Owned: $151,000 Commitment Amount: $120,800 Commitment Fee: $2,416
Name:	James P. Shanahan, Jr.
Title:	Manager
Address:
c/o Banc One High Yield Partners, LLC
8044 Montgomery Rd.
Suite 555
Cincinnati, OH 45236
Fax: (513) 985-3217

As of June 29, 2004

Southern UTE Growth Fund By: Banc One High Yield Partners, LLC

By:	/s/ James P. Shanahan, Jr.	Principal Amount of Subordinated Notes Beneficially Owned: $90,000 Commitment Amount: $72,000 Commitment Fee: $1,440
Name:	James P. Shanahan, Jr.
Title:	Manager
Address:
c/o Banc One High Yield Partners, LLC
8044 Montgomery Rd.
Suite 555
Cincinnati, OH 45236
Fax: (513) 985-3217

Pacholder High Yield Fund, Inc. By: Banc One High Yield Partners, LLC

By:	/s/ James P. Shanahan, Jr.	Principal Amount of Subordinated Notes Beneficially Owned: $2,250,000 Commitment Amount: $2,563,473 Commitment Fee: $74,174
Name:	James P. Shanahan, Jr.
Title:	Secretary
Address:
c/o Banc One High Yield Partners, LLC
8044 Montgomery Rd.
Suite 555
Cincinnati, OH 45236
Fax: (513) 985-3217

One Group Income Bond Fund By: Banc One High Yield Partners, LLC

By:	/s/ James P. Shanahan, Jr.	Principal Amount of Subordinated Notes Beneficially Owned: $500,000 Commitment Amount: $400,000 Commitment Fee: $8,000
Name:	James P. Shanahan, Jr.
Title:	Manager
Address:
c/o Banc One High Yield Partners, LLC
8044 Montgomery Rd.
Suite 555
Cincinnati, OH 45236
Fax: (513)-985-3217

As of June 29, 2004

One Group High Yield Bond Fund By: Banc One High Yield Partners, LLC

By:	/s/ James P. Shanahan, Jr.	Principal Amount of Subordinated Notes Beneficially Owned: $4,250,000 Commitment Amount: $6,487,528 Commitment Fee $222,376
Name:	James P. Shanahan, Jr.
Title:	Manager
Address:
c/o Banc One High Yield Partners, LLC
8044 Montgomery Rd.
Suite 555
Cincinnati, OH 45236
Fax: (513)-985-3217

THIRD PARTY INVESTORS

John Stein

By:	/s/ John Stein	Commitment Amount: $1,008,039 Commitment Fee: $55,402
Address:
507 Carew Tower
Cincinnati, OH 45202
Fax: (513)-241-1026

Steven N. Stein

By:	/s/ Steven N. Stein	Commitment Amount: $1,108,039 Commitment Fee: $55,402
Address:
507 Carew Tower
Cincinnati, OH 45202
Fax: (513) 241-1026

As of June 29, 2004

Robert L. Gipson

By:	/s/ Robert L. Gipson	Commitment Amount: $3,324,116 Commitment Fee: $166,206

Address:
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Fax: (212) 269-4177

Thomas L. Gipson

By:	/s/ Thomas L. Gipson	Commitment Amount: $3,324,116 Commitment Fee: $166,206

Address:
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Fax: (212) 269-4177

Gator Investment Company

By:	/s/ Adam Janovic	Commitment Amount: $1,108,039 Commitment Fee: $55,402
Name:	Adam Janovic
Title:	Member

Address:
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Fax: (212) 269-4177

As of June 29, 2004

Fledgling Associates LLC

By:	/s/ Edward Stern	Commitment Amount: $5,540,194 Commitment Fee: $277,010
Name:	Edward Stern
Title:	Manager
Address:
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Fax: (212) 269-4177

Nikolaos Monoyios

By:	/s/ Nikolaos Monoyios	Commitment Amount: $3,324,116 Commitment Fee: $166,206

Address:
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Fax: (212) 269-4177

SCHEDULE I

Subscriber	Principal Amount of Subordinated Notes Beneficially Owned	Increased Commitment Amount	Increased Commitment Fee
Noteholders
Airlie Opportunity Fund, L.P.	$3,705,000	$7,870,326	$304,596
Airlie Opportunity Fund Cayman, LTD	$1,045,000	$2,219,836	$85,912
Thomas G. Berlin	$7,120,000	$10,650,361	$361,638
Christopher R. Siegel	$300,000	$792,399	$32,420
H. Sheppard Boone	$400,000	$871,859	$33,993
Thomas Boucher	$10,000	$597,423	$29,631
Thomas DiTosto	$320,000	$807,183	$32,679
John Dougherty	$1,000,000	$1,902,637	$71,132
Ingalls & Snyder Value Part. L.C.	$8,700,000	$20,988,419	$840,621
Lynn Foote	$100,000	$544,836	$24,842
Martin L. Solomon	$150,000	$1,094,264	$51,113
Pacholder High Yield Fund, Inc.	$2,250,000	$2,563,473	$74,174
One Group High Yield Bond Fund	$4,250,000	$6,487,528	$222,376

Third Party Investors
John Stein		$1,108,039	$55,402
Steven N. Stein		$1,108,039	$55,402
Robert L. Gipson		$3,324,116	$166,206
Thomas L. Gipson		$3,324,116	$166,206
Gator Investment Company		$1,108,039	$55,402
Fledgling Associates LLC		$5,540,194	$277,010
Nikolaos Monoyios		$3,324,116	$166,206